UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 AMENDED
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by Party other than the Registrant	☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AMAZING ENERGY OIL AND GAS, CO.
(Exact name of Registrant as specified in its charter.)

Commission File number 000-52392

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-6(i) and 0-11:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

THIS SCHEDULE 14A HAS BEEN AMENDED SOLELY TO MAKE CORRECTIONS TO THE BENEFICIAL OWNERSHIP TABLE (AND THE NOTES THERETO) BEGINNING ON PAGE 17

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
December 12, 2018

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Amazing Energy Oil and Gas, Co. (the “Company”) will be held at our corporate headquarters at 5700 W. Plano Parkway, Suite 3600, Plano, TX 75093, telephone (972) 233-1244 at 10:00 AM Central Time on December 12, 2018, for the following purposes, as more fully described in the accompanying proxy statement:

(1)	To elect seven (7) directors nominated by the Company’s board of directors to serve until the 2019 Annual Meeting of Stockholders,

(2)	To ratify the selection of DeCoria, Maichel & Teague, P.S. as the independent auditor for the fiscal year ending July 31, 2019, and

(3)	To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the enclosed proxy statement.

The board of directors of the Company has fixed the close of business on November 9, 2018 as the record date for the determination of stockholders entitled to vote at the meeting or any adjournment, postponement or rescheduling thereof.

For information on how to vote, please refer to the instructions on the accompanying proxy card, or review the section titled “Commonly Asked Questions and Answers” beginning on page 2 of the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tony Alford
Tony Alford Chairman of the Board

November 15, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 12, 2018: Our proxy statement and our Annual Report on Form 10-K, are available at www.amazingenergy.com a site that does not have “cookies” that identify visitors to the site.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO CAST YOUR VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM. AS AN ALTERNATIVE TO VOTING IN PERSON AT THE ANNUAL MEETING, YOU MAY VOTE VIA THE INTERNET, OVER THE TELEPHONE, OR BY MAIL. A PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL INFORMATION	1
COMMONLY ASKED QUESTIONS AND ANSWERS	2
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	5
Nominees for Election as Directors	5
EXECUTIVE OFFICERS	7
Background of Officers	7
Involvement in Certain Legal Proceedings	8
CORPORATE GOVERNANCE AND BOARD MATTERS	9
Board Meetings and Attendance	9
Independence of Directors	9
Board Leadership Structure	9
Risk Oversight	10
Our Director Nominations Process	10
Audit Committee	11
Audit Committee Financial Expert	11
Nominating and Corporate Governance Committee	11
Compensation Committee	11
Code of Ethics	11
Section 16(a) of the Securities Exchange Act of 1934	12
EXECUTIVE COMPENSATION	12
Outstanding Equity Awards at Fiscal Year End	13
Employment Agreements	14
Director Compensation	14
CERTAIN RELATIONSHIPS AND TRANSACTIONS	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
Securities Authorized for Issuance Under Equity Compensation Plans	19
PROPOSAL 2 – RATIFICATION OF DECORIA, MAICHEL & TEAGUE, P.S. AS OUR INDEPENDENT AUDITOR FOR 2018	19
PROPOSAL 3 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	19
STOCKHOLDER PROPOSALS	20
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING	20
DUPLICATE ANNUAL REPORT AND PROXY STATEMENT	20
OTHER MATTERS	20
MISCELLANEOUS	21
PROXY VOTING CARD	A-1

AMAZING ENERGY OIL AND GAS, CO.

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) and the accompanying proxy card are furnished in connection with the solicitation by the board of directors (the “Board” or the “Board of Directors”) of Amazing Energy Oil and Gas, Co. (the “Company” or “AMAZ”) of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at our corporate headquarters located at 5700 W. Plano Parkway, Suite 3600, Plano, TX 75093 , at 10:00 AM Central Time on December 12, 2018 (the “Annual Meeting”), and any adjournments or postponements thereof. The Company’s mailing address is 5700 W. Plano Pkwy, Suite 3600, Plano, TX 75093.

If a proxy in the accompanying form (“Proxy”) is properly executed and received by us prior to the Annual Meeting or any adjournment, postponement or rescheduling thereof, our shares of common stock, no par value per share (“Shares”) represented by such Proxy will be voted in the manner directed. In the absence of voting instructions, the Shares will be voted for the proposals set out in the accompanying Notice of Annual Meeting of Stockholders. Please see the Proxy for voting instructions.

A Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a later dated Proxy with American Stock Transfer Company, LLC, the Company’s registrar and transfer agent, at 6201 15th Avenue, Brooklyn, NY 11219. A Proxy may also be revoked by submitting another Proxy with a later date over the internet, to our registrar and transfer agent or by voting in person at the Annual Meeting. Attending the Annual Meeting will not, in and of itself, constitute revocation of a Proxy.

Proxies for the Annual Meeting will be solicited by the Company primarily by mail. Proxies may also be solicited personally by our directors, officers or regular employees without additional compensation. We may reimburse banks, broker-dealers or other nominees for their reasonable expenses in forwarding the proxy materials for the Annual Meeting to beneficial owners of Shares. The costs of this solicitation will be borne by the Company.

NRS 78.320 provides that a majority of the voting power entitled to vote shall constitute a quorum at a meeting of stockholders. Abstentions, withheld votes and shares held of record by a broker or its nominee that are voted on any matter are included in determining the number of votes present.

The approximate date on which this Proxy Statement, our annual report on Form 10-K for the fiscal year ended July 31, 2018 and the enclosed Proxy are first being given or sent to stockholders is November 15, 2018.

Your vote is important — we urge you to vote by Proxy even if you plan to attend the Annual Meeting.

COMMONLY ASKED QUESTIONS AND ANSWERS

Q:
Why am I receiving this Proxy Statement and Proxy?

A:
This Proxy Statement describes the proposals upon which you, as a stockholder, will vote. It also gives you information on the proposals, as well as other information so that you can make an informed decision.

Q:
What is the Proxy?

A:
The Proxy enables you to appoint as your representative at the Annual Meeting. By completing and returning the Proxy, you are authorizing Mr. McAndrew to vote your Shares at the Annual Meeting as you have instructed on the Proxy. This way your Shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete and return your Proxy before the date of the Annual Meeting just in case your plans change.

Q:
What happens if you do not indicate how your Shares are to be voted?

A:
If you submit your executed Proxy designating Mr. McAndrew as the individual authorized to vote your Shares, but you do not indicate how your Shares are to be voted, then your Shares will be voted by Mr. McAndrew in accordance with the Board’s recommendations, which are described in this Proxy Statement. In addition, if any other matters are properly brought up at the Annual Meeting (other than the proposals contained in this Proxy Statement), then Mr. McAndrew will have the authority to vote your shares on those other matters in accordance with his discretion and judgment. The Board currently does not know of any matters to be raised at the Annual Meeting other than the proposals contained in this Proxy Statement.

Q:
Who can vote at the Meeting?

A:
Registered stockholders who own our Shares on November 9, 2018 (the “Record Date”) may attend and vote at the Meeting. Each Share is entitled to one vote. There were 83,873,932 Shares outstanding on the Record Date. If you own your Shares through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your Shares should be voted. Your broker or nominee will generally provide you with the appropriate forms at the time you receive this Proxy Statement. If you own your Shares through a brokerage account or nominee, you cannot vote in person at the Annual Meeting unless you receive a Proxy from the broker or the nominee.

The list of stockholders entitled to vote at the Annual Meeting will be open for the examination by any stockholder for any purpose relevant to the Annual Meeting during normal business hours for 10 days before the Annual Meeting at the Company’s registered office in our statutory registered agent’s office at CSC Services of Nevada, Inc., 2215-B, Las Vegas, Nevada 89119. The list will also be available during the Annual Meeting for inspection by stockholders.

You are entitled to attend the Annual Meeting only if you are a stockholder of record or a beneficial owner as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admission to the Annual Meeting. Note that even if you attend the Annual Meeting, you cannot vote the Shares that are held by your nominee unless you have a proxy from your nominee.

Q:
How can Shares held through a brokerage account be voted?

A:
If your shares are not registered in your name but in the “street name” of a bank, broker or other holder of record, then your name will not appear in the Company’s register of stockholders. Those Shares are held in your nominee’s name, on your behalf, and your nominee will be entitled to vote your Shares. Your nominee is required to vote your Shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will be entitled to vote your Shares with respect to “discretionary” items. On non-routine items, nominees cannot vote without instructions from the beneficial owner, which if such instructions are not given result in “broker non-votes”. For the purposes of the Annual Meeting, brokers are able to vote all of the matters to be voted on require voting instructions from the underlying beneficial owner or such Shares will be considered broker non-votes.

Q:
What am I voting on?

A:
We are asking you to: (i) vote for the election of the Company’s directors for the ensuing year; (ii) ratification of DeCoria, Maichel & Teague, P.S. as our auditors for 2018; and, (iii) approve, on a non-binding advisory basis, the compensation of the Company’s executive officers as disclosed in this Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR
OF EACH OF THESE PROPOSALS.

Q:
How do I vote?

A:
Registered stockholders may vote in person at the Annual Meeting, by mail, by phone, or on the Internet.

Voting by Mail. Complete, date, sign and mail the Proxy in the enclosed postage pre-paid envelope. If you mark your voting instructions on the Proxy, your Shares will be voted as you instruct. Please see the Proxy for voting instructions. In order for your Proxy to be validly submitted and for your Shares to be voted in accordance with your instructions, we must receive your mailed proxy card by 8:00 AM Central Time on December 12, 2018.

Voting by Telephone. Call the toll-free number listed on the Proxy from any touch-tone telephone and follow the instructions. You should have your Proxy in hand when you call.

Voting in Person. If you attend the Annual Meeting, you may vote as instructed at the Annual Meeting. However, if you hold your Shares in street name (that is, through a broker/dealer or other nominee), you will need to bring to the Annual Meeting a Proxy delivered to you by such nominee reflecting your Share ownership as of the Record Date.

Voting on the Internet. Go to www.iproxydirect.com/AMAZ and follow the instructions. You should have your Proxy in hand when you access the website.

If you own your Shares through a brokerage account or in other nominee form, you should follow the instructions you receive from the record holder to see which voting methods are available.

Your vote is very important to us. If you do not plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your completed Proxy prior to the Annual Meeting in accordance with the above instructions so that your Shares will be represented and voted in accordance with your instructions.

Even if you plan to attend the Annual Meeting in person, we recommend that you vote your Shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:
What does it mean if I receive more than one Proxy?

A:
It means that you hold Shares in multiple accounts. Please complete and return all Proxies to ensure that all your Shares are voted in accordance with your instructions.

Q:
What if I change my mind after returning my Proxy?

A:
If you are a registered stockholder, you may revoke your Proxy and change your vote at any time before it is voted at the Annual Meeting. You may do this by:

●
sending a signed notice of revocation of proxy to American Stock Transfer Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, stating that the Proxy is revoked; or

●
submitting another Proxy with a later date over the Internet, by telephone, or to our registrar and transfer agent at the address set out above; or

●
voting at the Annual Meeting.

If you wish to revoke your submitted Proxy and submit new voting instructions by mail, by telephone, or over the Internet then we must receive a new Proxy with your new voting instructions by 8:00 AM Central Time on December 12, 2018.

Your Proxy will not be revoked if you attend the Annual Meeting but do not vote.

If you own your Shares through a broker or other nominee and wish to change your vote, you must send those instructions to your broker or nominee.

Q:
Will my Shares be voted if I do not sign and return my Proxy?

A:
If your Shares are registered in your name, they will not be voted unless you submit your Proxy or vote in person at the Annual Meeting. If your Shares are held in street name, your broker/dealer or other nominee will not have the authority to vote your Shares unless you provide instructions.

Q:
Who will count the votes?

A:
Agents of the Company will tabulate the Proxies. Additionally, votes cast by stockholders voting in person at the Annual Meeting are tabulated by a person who is appointed by our management before the Annual Meeting.

Q:
How many Shares must be present to hold the Meeting?

A:
NRS 78.320 provides that a majority of the voting power entitled to vote shall constitute a quorum at a meeting of stockholders. Consequently, to hold the Annual Meeting and conduct business, at least a majority of the voting power entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is called a quorum.

Votes are counted as present at the Annual Meeting if a stockholder either:

●
is present and votes in person at the Meeting; or
●
has properly submitted a Proxy.

Abstentions and broker non-votes (Shares held by a broker/dealer or other nominee that are not voted because the broker/dealer or other nominee does not have the authority to vote on a particular matter) will be counted for the purposes of establishing a quorum.

Q:
How many votes are required to elect directors?

A:
To be elected, a director nominee must receive a plurality of the votes cast at the Annual Meeting. Only votes cast FOR a nominee will be counted. Votes withheld and broker non-votes will be excluded entirely from the vote.

Q:
What is the effect of withholding votes or “abstaining”?

A:
You can withhold your vote for any nominee in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On other proposals, you can “Abstain”. If you abstain, your Shares will be counted as present at the Annual Meeting for purposes of that proposal and your abstention will have the effect of a vote against the proposal.

Q:
How are votes counted?

A:
You may vote “For” or “Withhold” your vote on the proposal to elect directors. You may vote “For” or “Against” or “Abstain” on the other proposals outlined in this Proxy Statement. If you abstain from voting on a proposal, it will have the practical effect of voting against the proposal.

If you sign and return your Proxy without voting instructions, your Shares will be counted as a “For” vote in favor of each proposal.

Q:
Could other matters be discussed at the Meeting?

A:
We do not know of any other matters to be brought before the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the person named in the Proxy will have the discretion to vote on those matters on your behalf.

Q:
Where and when will I be able to find the voting results?

A:
You can find the official results of voting at the Annual Meeting in a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the Meeting.

Q:
Do you have plans to implement rules that allow companies to direct their shareholders to an on-line copy of the proxy materials, rather than sending them paper copies?

A:
SEC rules allow companies to mail their stockholders a notice that their proxy materials can be accessed over the internet, instead of sending a paper copy of the proxy statement and annual report. We have decided not to adopt this new delivery method for the Annual Meeting. We are considering how to realize the cost savings opportunity and environmental benefits of this new rule while still maintaining a meaningful and convenient proxy process for our stockholders.

Q:
Who do I contact if I have any further questions?

A:
If you have questions or require any assistance with voting your Shares, please contact the Company’s Chief Executive Officer, Will McAndrew III at Amazing Energy Oil and Gas, Co., 5700 W. Plano Parkway, Suite 3600, Plano, TX 75093, Telephone 972-233-1244.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

In the election of directors, every stockholder has the right to vote each Share owned by such stockholder on the Record Date for as many persons as there are directors to be elected. Seven (7) directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Cumulative voting is not permitted. To be elected, a nominee must receive a plurality of the votes cast at the Annual Meeting. Only votes cast FOR a nominee will be counted. Abstentions, votes withheld and broker non-votes will be excluded entirely from the vote.

NOMINEES

Jed Miesner
Willard McAndrew III
Tony Alford
Robert Manning
Edward Devereaux
Rolf H. Berg
Kurt Koeppler

Each of our directors serves until a successor is elected and qualified.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

Set forth below is certain information furnished to us by the director nominees. Except as set forth below in the biographies of our directors and officers, there are no family relationships among any of our current directors, nominees or officers. None of the corporations or other organizations referenced in the biographical information below is a parent, subsidiary or other affiliate of the Company.

We believe that our directors should satisfy a number of qualifications, including demonstrated integrity, a record of personal accomplishments, a commitment to participation in Board activities and other traits discussed below in “Our Director Nominations Process”. We also endeavor to have a Board representing a range of skills and depth of experience in areas that are relevant to and contribute to the Board’s oversight of our operations.

The Board believes its current size is sufficient for the size and scope of our business at this time.

We believe that the following nominees represent a desirable mix of backgrounds, skills and experiences. Additionally, we believe that the specific leadership skills and other experiences of the nominees described below, particularly in the areas of technology, senior executive leadership, financial accounting/reporting, provide us with the perspectives and judgment necessary to guide our strategies and monitor their execution.

Nominees for Election as Directors

Tony Alford, (Chairman) - Tony Alford has been a Director of the Company since May 14, 2015. Mr. Alford has over thirty years of executive leadership and is the Founder and President of PBA Consultants, Inc., since April 1996, a consulting firm specializing in tax savings and cost reduction services, for many of the fortune 500 companies across the USA. Mr. Alford is also the Founder and CEO of Alford Investments, since 1993, a company which makes investments in real estate investment properties and natural resource companies. Mr. Alford attended Elon College in North Carolina and Liberty University, in Virginia where he studied business management and marketing.  In 2009-2010 Mr. Alford was appointed as a director of Revett Minerals Company and was part of the Revett team that rang the bell on the NYSE Amex listing on Wall Street.  He currently serves as a local board member for Wells Fargo Bank of NC, and several other nonprofit organizational boards.   He and his wife Chris formed their own foundation to support orphan care and mission work across the world.

Jed Miesner, Director - Jed Miesner has been a member of the Board of Directors since May 14, 2015. Mr. Miesner was our principal executive officer and president from May 14, 2015 to April 29, 2016 and our Chairman of the Board from May 14, 2015 to September 1, 2018. Mr. Miesner began his career in the oil and gas industry on a drilling rig in the Texas Panhandle in 1978. In 1982, he became involved with production by assisting in the installation of CO2 flood operations. Mr. Miesner later joined Exxon USA and remained with the company for 13 years. Drawing on his experience at Exxon, Mr. Miesner formed his own oil and gas company, L&R Energy Corporation, in 1994, and was involved in drilling projects throughout Texas and Oklahoma. In 2002, Mr. Miesner founded Jilpetco, Inc., an oil and gas operating company, as well as Petro Pro, Ltd., which is currently involved in multiple purchase and sale transactions throughout Texas, Oklahoma, Wyoming and Louisiana. Building upon his successes at Jilpetco, Inc., Mr. Miesner founded Amazing Energy, LLC in 2008 and formed Amazing Energy, Inc. in 2010. Petro Pro, Ltd., Jilpetco, Inc., Amazing Energy, LLC and Amazing Energy, Inc. are affiliates of the Company.

Will McAndrew III, Director - Will McAndrew III was elected to the Board of Directors on September 5, 2017. Mr. McAndrew III, 63, has had forty-seven years of experience in the energy industry from field operations to refining. Since December 2006 Mr. McAndrew has served as the Chairman, CEO and President of Xtreme Oil & Gas, Inc. He began his career in 1969, gaining experience working for Hercules Drilling Company as a roustabout in South Louisiana. Mr. McAndrew attended Louisiana State University and served honorably in the United States Marine Corps. Later, he joined Exxon Corporation Refinery's Distillation and Specialties division in Baton Rouge, Louisiana, becoming the fourth generation in his family to work for Exxon.  Mr. McAndrew has served as President and owner of several small companies that were involved in all phases of the oil and gas business from drilling, reworking, completion, leases etc. He has been a consultant since 1990 to companies and is responsible for the structure, formation and marketing of partnerships and energy financing. Mr. McAndrew was the COO and a Director of Torchlight Energy Resources, Inc. (NASDAQ: TRCH) for three years from September 2013 to October 2016.

Edward Devereaux, Director – Edward Devereaux has been a Director of the Company since September 5, 2017. Mr. Devereaux has more than 45 years of experience in the financial services & investment banking industries. In the 1970 and 1980's he worked as an investment advisor and investment banker for national investment firms headquartered in New York. Between the late 1990's and mid 2000's, Mr. Devereaux served as President of both a mutual fund company in California and a New York based real estate investment trust. In 2007, Mr. Devereaux formed an investment banking consulting firm serving the retail brokerage and Registered Investment Advisory communities. In 2013, he became a member of the board of directors for a public oil and gas exploration and production company located in Dallas where he served as Chairman of the company's audit committee until 2017. From 2016 to present, he has held a staff position at a Southwestern regional investment bank. Mr. Devereaux has participated in raising over $10 billion of investment capital in his career. Mr. Devereaux has a Bachelor of Arts degree from Hofstra University.

Bob Manning, Director - Bob Manning has been a Director of the Company since May 14, 2015. Mr. Manning is co-owner of Royal Glass of Amarillo, Ltd. located in Amarillo, Texas.  Royal Glass of Amarillo, Ltd has designed, furnished and installed many premier projects. The company employs 50 people.  Mr. Manning has owned and managed this 62-year-old company for the last 30 years.  Mr. Manning was born in Fairview, Oklahoma and attended Barton County Community Junior College, Fort Hays State University and the University of Oklahoma.  Mr. Manning was the contract sales manager for two commercial building supply companies prior to purchasing Royal Glass of Amarillo, Inc. in 1985.  Mr. Manning achieved the accredited credentials of AHC - Architectural Hardware Consultant - where he is called upon to design and write specifications for architectural firms. Business planning and business developments are key assets for Mr. Manning.  He has helped form several companies in the Texas Panhandle area which have become very successful ventures.

Rolf Berg, Director – Rolf Berg has been a Director of the Company since September 5, 2017. Mr. Berg founded Infinitive, Inc., a manufacturing "job shop," in 1979. Mr. Berg's business grew from the 1980's to late 2000's handling multiple products associated to large diesel engines and supported an original equipment manufacturer (OEM) as well as a large after-market provider until 2009. Mr. Berg is currently a supplier to Class 1 railroads and short lines in both the United States and Internationally. His interests include aviation, aeronautics, photography and SCUBA. Mr. Berg holds multiple ratings for fixed-wing land, sea and helicopter operation.

Kurt Koeppler, Director -- Kurt Koeppler has been a Director of the Company since September 17, 2018. Mr. Koeppler graduated from the University of Wisconsin-Oshkosh in 1975 with a Bachelor of Arts in Political Science. Mr. Koeppler has an extensive background in operations and management, primarily in the real estate industry. From 1978-2013 Mr. Koeppler worked for DB Curtiss Ltd. building and selling apartment buildings, condominium units and single-family homes. From 1985 to the present Mr. Koeppler has been a partner in Bayshore Development I and II and from 1995-present he has been President of Koeppler Management; both are real estate management companies. From 2006-17 Mr. Koeppler was the majority stockholder in and Chairman of the Board for Power Grid Solutions, which was sold to AZZ Manufacturing in 2017. Mr. Koeppler has a long history of community involvement in the Oshkosh, Wisconsin area including, serving on the board of Boys and Girls Club of Oshkosh from 1998-present and in 2018 he was awarded the Partners in Philanthropy Award by the Oshkosh Area Community Foundation.

EXECUTIVE OFFICERS

Each of our officers is appointed by the Board to serve until a successor is duly appointed and qualified, or until removed from office.

The names, ages and positions of our officers are set forth below: The address of our officers is the same as the Company’s address at 5700 W. Plano Pkwy, Suite 3600, Plano, TX 75093.

Name	Age	Position
Willard McAndrew III Bonniee Seggelink Marty Dobbins	63 58 63	President and Chief Executive Officer Secretary Treasurer Chief Financial Officer

The people named above are expected to hold their offices/positions until at least the next annual meeting of our stockholders to be held in 2019.

Background of Officers

The following provides certain background information about each of our officers:

Will McAndrew III, President and Chief Executive Officer - Will McAndrew III was appointed as our Chief Executive Officer (CEO) on September 5, 2017 and as our President on September 10, 2018. Mr. McAndrew III, 63, has had forty-seven years of experience in the energy industry from field operations to refining. Since December 2006 Mr. McAndrew has served as the Chairman, CEO and President of Xtreme Oil & Gas, Inc. He began his career in 1969, gaining experience working for Hercules Drilling Company as a roustabout in South Louisiana. Mr. McAndrew attended Louisiana State University and served honorably in the United States Marine Corps. Later, he joined Exxon Corporation Refinery's Distillation and Specialties division in Baton Rouge, Louisiana, becoming the fourth generation in his family to work for Exxon.  Mr. McAndrew has served as President and owner of several small companies that were involved in all phases of the oil and gas business from drilling, reworking, completion, leases etc. He has been a consultant since 1990 to companies and is responsible for the structure, formation and marketing of partnerships and energy financing. Mr. McAndrew was the COO and a Director of Torchlight Energy Resources, Inc. (NASDAQ: TRCH) for three years from September 2013 to October 2016.

Bonnie Seggelink, Secretary--Bonnie Seggelink was appointed Secretary of Amazing Energy Oil and Gas in September 2018.  Bonnie Seggelink, 58 years old, has more than 25 years of experience in the administrative, accounting and HR files at an executive level.  She has worked in the energy business for the last 18 years.  Throughout these years she has expanded her knowledge of the oil and gas business to include operating agreements, leasing, land management, drilling contracts, MSAs, and accounting.  For the last 5 years, she has worked as Business Manager for Torchlight Energy Inc., a publicly held NASDAQ listed company.  In addition, Bonnie has assisted with the quarterly and annual audits, as well as the quarterly SEC reports. Prior to her work in the energy sector, Bonnie Seggelink co-founded a medical laboratory.  She not only supervised the daily operations of, but also, facilitated the granting of the first Medicare certification of a mobile laboratory.  Bonnie also worked for a major media corporation as well as for the founder of a large national non-profit organization.

Marty Dobbins, Chief Financial Officer/Treasurer-- Marty Dobbins was appointed as our Chief Financial Officer (“CFO”) on October 22, 2018 and our Treasurer on November 8, 2018. Mr. Dobbins brings more than 40 years of corporate and financial management across a variety of industries, with a focus on guiding companies expanding into new markets. From January 2014 to the present he has been President and CEO of InFocus Capital Advisors, LLC, a company that provides investment banking services to businesses wishing to acquire, sell, or merge businesses. From August, 2007 to December, 2013 Mr. Dobbins was CEO and President of Franskill, a consulting firm that assisted companies with global expansion and exit strategies; advising them on complex financial structures and models. From August, 2007 to December, 2014 Mr. Dobbins was Chief Global Investment Analyst with Motorskill Venture Group, LLC. Prior to his engagement with Motorskill, Mr. Dobbins served in various financial and management executive roles at Guardian Fire Protection Co., Inc., Café Adobe Restaurants, and K & W Resources, Inc. He began his career in the audit department of Arthur Young & Co., and then owned his own CPA firm for 25 years. Mr. Dobbins received a BB.A. in Accounting, Magna Cum Laude, from Sam Houston State University

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, director nominees or officers have been the subject of any of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he/she was an executive officer at or within two years before the time of such filing;

2.
Convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him/her from, or otherwise limiting, the following activities;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; or

ii)
Engaging in any type of business practice; or

iii)
Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3(i) in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
The subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)
Any Federal or State securities or commodities law or regulation; or

ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)
Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended, (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Meetings and Attendance

The Board met 7 times during fiscal 2018. Each member of the Board attended at least 25% of all meetings of our Board and of the committees of the Board on which they served in 2017 that took place since each such director’s appointment to the Board. Although we do not have a formal policy with respect to attendance of directors at our annual meetings, all directors are encouraged and expected to attend such meetings if possible.

Independence of Directors

Our shares of common stock are traded on OTCQX. OTCQX requires at least two (2) of our Directors be independent. Under these circumstances, the rules of the SEC require that we identify which of our directors is independent using a definition for independence for directors of a national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be independent. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, with us, our senior management and our independent registered public accounting firm, our Board of Directors has determined that five (5) of our directors, Mr. Alford, Mr. Devereaux, Mr. Berg, Mr. Manning and Mr. Koeppler are independent directors under standards established by the NASDAQ Stock Market.

Board Leadership Structure

The Board has determined that having the Company’s President also serve as Chief Executive Officer is in the best interests of Company’s stockholders. Given the Company’s size and Mr. McAndrew’s in-depth knowledge of the Company’s business, his leadership in formulating and implementing strategic initiatives and the market environment, the Board believes that having the CEO also serve as the President provides the effective leadership for the Company. Further, because the Company also has a separate individual, Tony Alford, serve as the Company’s Chairman of the Board, this bifurcated leadership structure provides checks and balances available through a segregation of duties amongst leadership. Furthermore, because the Company has separate individuals serving as President/CEO and Chairman, the Company benefits from the added experience and knowledge each individual possesses and employs toward the Company’s operation. The Board believes that this current leadership structure is optimal for the Company because it provides the Company with strong, knowledgeable and effective leadership.

Risk Oversight

The Company’s officers are responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation and implementation of appropriate risk management policies and programs.

Our Board has overall responsibility for overseeing our officers in the execution of these responsibilities and for assessing our overall approach to risk management.

Additionally, while oversight of our risk management process is a full Board responsibility, the responsibility for monitoring financial risks has been delegated to the Board’s audit committee. The audit committee meets periodically with management to review our major financial risk exposures and the steps our management has taken to monitor and control such exposures. Such risk exposures and steps are reported by the audit committee to the full Board.

The Board’s role in risk oversight has not had any effect on the Board’s leadership structure.

Our Director Nominations Process

Our Board is responsible for approving candidates for Board membership.

Criteria for Directors

Our Board believes that certain criteria should be met by director nominees to ensure effective corporate governance, support the Company’s strategies and businesses, account for individual director attributes and the effect of the overall mix of those attributes on the Board’s effectiveness, and support the successful recruitment of qualified candidates for the Board. Qualified candidates are those who, in the judgment of the Board, possess certain personal attributes and a sufficient mix of experience and related attributes to assure effective service on the Board. The personal attributes of director nominees that the Board considers include:

●	Experience. Each candidate should possess professional and personal experiences and expertise relevant to the Company’s business operations.

●
Integrity. Each candidate shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and has established a record of professional accomplishment in his or her chosen field;

●	Best Interests of All stockholders. Each candidate must be prepared to represent the best interests of all stockholders and not just one particular constituency;

●
Active Participation. Each candidate must be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the Board’s sole judgment, interfere with or limit his or her ability to do so;

●
Independence. No candidate, or family member or affiliate or associate (as defined in federal securities laws) of a candidate, shall have any material personal, financial or professional interest in any present or potential competitor of the Company;

●	Collegiality. Each candidate should contribute positively to the existing chemistry and collegial culture among Board members; and

●
Diversity. Each candidate should contribute to the Board’s overall diversity – diversity being broadly construed to mean a variety of viewpoints, perspectives, personal and professional experiences and backgrounds.

Processes for Identifying Director Candidates

The Board has two principal methods for identifying potential Board candidates (other than those proposed by stockholders, as discussed below). First, the Board solicits ideas for possible candidates from a number of sources, including other members of the Board, senior executives, individuals personally known to Board members and research.

The Board will also consider nominees recommended by the Company’s stockholders as candidates for Board membership. A stockholder wishing to nominate a candidate for Board membership should provide written notice to the Board at the following address: 5700 W. Plano Pkwy, Suite 3600, Plano, TX 75093. To nominate a candidate for election to the Board at the annual meeting, the notice must be received by November 14, 2018. The notice should contain information about both the nominee and the stockholder making the nomination, including such information regarding each nominee required to be included in a proxy statement filed pursuant to SEC rules and regulations and such other information sufficient to allow the Board to determine if the candidate meets the criteria for Board membership described above. The Board may require that the proposed nominee furnish additional information to determine that person’s eligibility to serve as a director. All recommendations will be brought to the attention of the Board.

Evaluation of Director Candidates

The Board will consider and evaluate all candidates identified through the processes described above, including incumbents and candidates proposed by stockholders.

If, based upon Board’s initial evaluation, the candidate continues to be of interest, members of the Board may interview the candidate and communicate their evaluation to the rest of the Board. Additional meetings between the candidate and other members of the Board may also be arranged. Ultimately, background and reference checks may also be conducted by the Board.

Audit Committee

As of July 31, 2018, the entire board of directors comprised the audit committee with Tony Alford serving as the Audit Committee Chairman. The Audit Committee approves the selection of the Company’s independent certified public accountants to audit the annual financial statements and review the quarterly financial statements, discusses with the auditors and approves in advance the scope of the audit and reviews, reviews management’s administration of the system of internal controls, and reviews the Company’s procedures relating to business ethics. During the last fiscal year, our audit committee met once.

Audit Committee Financial Expert

We do not have an Audit Committee Financial Expert. We believe that the need for an Audit Committee Financial Expert and the costs associated with such retention is not warranted at the present time.

Nominating and Corporate Governance Committee

As of July 31, 2018 the entire board of directors comprises the Company’s Nominating and Corporate Governance Committee with Darrell Carey serving as Chairman of the Corporate Governance Committee. The Corporate Governance and Nominating Committee are responsible for developing the Company’s approach to corporate governance issues and compliance with governance rules. The Corporate Governance and Nominating Committee is also mandated to plan for the succession of the Company, including recommending director candidates, review of board procedures, size and organization, and monitoring of senior management with respect to governance issues. The committee is responsible for the development and implementation of corporate communications to ensure the integrity of the Company’s internal control and management information systems. The purview of the Corporate Governance and Nominating Committee also includes the administration of the board’s relationship with the management of the Company, monitoring the quality and effectiveness of the Company’s corporate governance system and ensuring the effectiveness and integrity of the Company’s communication and reporting to shareholders and the public generally.

Compensation Committee

As of July 31, 2018 the entire board of directors comprises the Company’s compensation committee with Bob Manning serving as Chairman of the Compensation Committee. The Compensation Committee is responsible for setting the compensation for the officers and the other agents and employees of the corporation. The Committee may delegate the authority to set the compensation of the officers, agents, and employees to the President/CEO. No officer may be prevented from receiving compensation as an officer solely because the officer is also a director of the corporation. The Committee shall fix the amount or salary to be paid to each director for service as a director or for attendance at each meeting of the Board. Salary or payment for service as a director shall not preclude a director from serving the corporation in any other capacity or from receiving compensation for service in that other capacity.

Code of Ethics

We have adopted a Code of Conduct and Ethics for our Directors, Officers and employees.  A copy of our Code of Conduct and Ethics can be obtained at no cost, by telephone at 806-322-1922, or by mail at: 5700 W. Plano Pkwy, Suite 3600, Plano, TX 75093.  We believe our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Section 16(a) of the Securities Exchange Act of 1934

Under section 16(a) of the Securities Exchange Act of 1934, as amended, and pursuant to regulations there under, the Company's Directors, Executive Officers and beneficial owners of greater than 10% of our equity securities are required to file reports of their own ownership and changes in ownership with the Securities and Exchange Commission.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended July 31, 2018, that certain Directors and Officers failed to timely file a Form 3 by July 31, 2018 and that certain Directors and Officers also failed to timely file Form 5 by September 14, 2018.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years ended July 31, 2018 and July 31, 2017, compensation paid to our executive officers.

Summary Compensation Table
For the Fiscal Years Ended July 31, 2018, 2017, and 2016

			Stock	Option
	Fiscal Year	Salary	Awards	Awards	Total
Name and Principal Position	Ending	($)	($)	($)	($)

Willard McAndrew
CEO and Director	7/31/2018	395,176	-	1,259,295	1,654,471

Jed Miesner
Director and Acquisitions Manager	7/31/2018	354,835	-	638,719	993,554
Former Principal Executive Officer and President	7/31/2017	8,600	-	-	8,600
(resigned 8/29/2018)	7/31/2016	-	-	-	-

Stephen Salgado
Former Secretary and Chief Financial Officer	7/31/2018	139,251	-	213,958	353,209
	7/31/2017	115,350	-	-	115,350
	7/31/2016	103,875	-	-	108,375

Dan N. Denton
Former Principal Financial Officer and Principal Accounting Officer	7/31/2018	-	-	-	-
(resigned January 24, 2017)	7/31/2017	45,000	-	-	45,000

Matthew J. Colbert
Former Principal Financial Officer, Secretary, and Treasurer	7/31/2018	-	-	-	-
(resigned 4/20/2016)	7/31/2017	-	-	-	-
	7/31/2016	26,750	-	-	26,750

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all unexercised stock options or stock compensation awards or equity incentive plans for any of the named executive officers at July 31, 2018.

	Date	Options (1) (2) (3) (4)		Exercise	Expiration
Name and Principal Position	Granted	Exercisable	Unexercisable	Price	Date

Willard McAndrew	8/11/17	3,250,000	14,250,000	$0.40	8/11/22
CEO and Director

Jed Miesner	8/11/17	800,000	6,250,000	$0.40	8/11/22
Director and Acquisitions Manager	9/26/17	500,000 (4)	-	$0.40	9/26/21
Former Principal Executive Officer and President
(resigned 9/10/2018)

Stephen Salgado	8/11/17	437,500	2,147,500	$0.40	8/11/22
Former Secretary and Chief Financial Officer
(resigned 8/7/2018)
TOTAL		5,037,500	22,647,500	$0.40

(1)
On August 11, 2017, the Board of Directors authorized the grant of 11,750,000 options to purchase shares of common stock of the Company to certain officers. The options have an exercise price of $0.40 and expire five years from the date of grant. 2,937,500 of the options vested immediately on the grant date and the remainder vest 25% annually upon each anniversary of the grant date. At July 31, 2018 the exercisable options by named executive officers are as follows: McAndrew – 1,250,000, Miesner – 1,250,000, Salgado – 437,500, Total exercisable – 2,937,500. At July 31, 2018 the unexercisable options held by named officers are as follows: McAndrew – 3,750,000; Miesner – 3,750,000; Salgado – 1,312,500, Total unexercisable– 8,812,500

(2)
On August 11, 2017, the Board of Directors authorized the grant of 5,835,000 options to purchase shares of common stock of the Company to certain officers related to their employment agreements (the “Listing Options”). The Listing Options will vest and be immediately exercisable on the date the Company's stock is traded on the American Stock Exchange, the New York Stock Exchange, or any of the NASDAQ trading tiers. The Listing Options shall have an exercise price equal to the closing price on the date such trading commences. At July 31, 2018 the exercisable options held by named executive officers are as follows: McAndrew – Nil, Miesner – Nil, Salgado – Nil, Total – Nil. At July 31, 2018 the unexercisable options held by named officers are as follows: McAndrew – 2,500,000; Miesner – 2,500,000; Salgado – 835,000, Total unexercisable – 5,835,000

(3)
On August 11, 2017, the Board of Directors authorized the grant of 10,000,000 options to purchase shares of common stock of the Company to its Chief Executive Officer. The options have an exercise price of $0.40 per share and expire five years from the date of grant. 2,000,000 options vested on the date of grant. The remaining 8,000,000 options contained market and performance conditions, of which 4,000,000 options are to vest based on market conditions being met and 4,000,000 options will vest upon achievement of certain performance objectives. At July 31, 2018 the exercisable options held by named executive officers are as follows: McAndrew – 2,000,000, Miesner – Nil, Salgado – Nil, Total – 2,000,000. At July 31, 2018 the unexercisable options by named officers are as follows: McAndrew – 8,000,000; Miesner – Nil; Salgado – Nil, Total unexercisable options – 8,000,000.

(4)
On September 26, 2017, the Board of Directors also authorized the grant of 500,000 options to purchase shares of common stock of the Company to certain directors. The options vested immediately at the date of grant.  These options have an exercise price of $0.40 and expire on September 26, 2021. At July 31, 2018 the exercisable options held by named executive officers are as follows: Miesner – 100,000

Employment Agreements

On August 11, 2017, Mr. McAndrew entered into an employment agreement with us, where, among other things, Mr. McAndrew was awarded a signing bonus of $100,000, an annual salary of $250,000 plus a discretionary bonus to be determined by the board of directors, plus the options to acquire up to 15,000,000 shares of our common stock pursuant to two (2) stock option grants for a total of 15,000,000 shares of our common stock.

On August 11, 2017, Jed Miesner entered into a similar agreement with us. At various times in the past Mr. Miesner has served as our President, Chief Executive Officer and Chairman of the Board of Directors. As of September 10, 2018, Mr. Miesner transitioned from being our President and Chairman of the Board of Directors to becoming our Manager of Acquisitions. Under our agreement with Mr. Miesner, Mr. Miesner was owed a signing bonus of $100,000, is entitled to an annual salary of $250,000 plus a discretionary bonus to be determined by the board of directors, plus the options to acquire up to 5,000,000 shares of our common stock pursuant to one (1) stock option grant for a total of 5,000,000 shares of our common stock.

Director Compensation

The following table reflects compensation paid to directors during the fiscal year ended July 31, 2018.

Name	Fees Earned or	Stock Option	All Other
	Paid in Cash	Awards	Compensation	Total
	($)	($)	($)	($)

Tony Alford	-	54,822	-	54,822
Robert Manning	-	61,675	-	61,675
Darrell Carey	-	41,116	-	41,116
Jed Miesner	-	-	-	-
Rolf Berg	-	20,558	-	20,558
Edward Devereaux	-	20,558	-	20,558
Kurt Koeppler	-	-	-	-

CERTAIN RELATIONSHIPS AND TRANSACTIONS

During the fiscal years ended July 31, 2018 and 2017, and through the date of this report, the following related party transactions occurred:

The Company has a continuous field operating agreement with Jilpetco, Inc. (currently a 100% owned subsidiary) which was formerly owned by Jed Miesner, the CEO, President, and Chairman of the Board of Directors of Amazing Energy Oil and Gas, Co. During a given year, there are amounts collected from the sale of oil and gas by Jilpetco, Inc. These amounts are then remitted to working interest holders, of which the Company is the primary recipient of these funds. All intercompany balances are eliminated in consolidated financial statements.

On January 3, 2011, the Company formalized a loan agreement with Jed Miesner, the Company’s CEO, President and Chairman of the Board of Directors for $1,940,000. These notes are scheduled to mature on December 31, 2030, bear interest at the rate of 8% per annum, and are collateralized with a leasehold deed of trust covering certain leasehold interests in Pecos County, Texas. At July 31, 2018 and 2017 the short-term components of this loan were $172,660 and $248,704 respectively. The long-term amounts at July 31, 2018 and 2017 were $1,767,340 and $1,691,296 respectively.

Amazing Energy, LLC. (a wholly owned subsidiary of the Company) entered a $2,000,000 line of credit facility on December 30, 2010, with JLM Strategic Investments an entity controlled by Jed Miesner. Funds advanced on the line of credit mature on December 31, 2030, bear interest at the rate of 8% per annum and are collateralized with a leasehold deed of trust covering certain leasehold interests in Pecos County, Texas. At July 31, 2018 and 2017 the short-term components of this loan were $41,170 and $41,170 respectively. The long-term amounts at July 31, 2018 and 2015 were $Nil and $Nil respectively. There was a reduction in this debt of $287,303 on July 31, 2017 by the issuance of the Series A Preferred Stock.

On December 30, 2010, Amazing Energy, LLC, formalized loan agreements with Petro Pro Ltd., an entity also controlled by Jed Miesner for $1,100,000. These notes are scheduled to mature on December 31, 2030, bear interest at the rate of 8% per annum and are collateralized with a leasehold deed of trust covering certain leasehold interests in Pecos County, Texas. At July 31, 2018 and 2017 the short-term components of this loan were $97,900 and $141,018 respectively. The long-term amounts at July 31, 2018 and 2017 were $1,002,100 and $958,985 respectively.

Terms of the notes, as amended, provide for adjustment to the interest rate beginning February 1, 2017 from 8% to a rate of 6% through February 1, 2019, and a rate of Prime plus 2% for the remaining years. The notes also included a conversion feature that allows the principal and accrued interest of the loans to be converted into common stock of Amazing Energy, Inc. (“AEI”) at $0.60 per share at the option of related party note holders.

As of July 31, 2018 and 2017, the accrued and unpaid interest due to related parties was $400,805 and $215,935, respectively. Related party interest expense for the years ended July 30, 2018 and 2017 was $198,698 and $215,935 respectively.

Effective July 31, 2017, the Company authorized the issuance of 9,000 shares of Preferred Series A stock with par value of $0.01 per share. The issue price is at $100 per share. These shares were issued to Jed Miesner, the company controlling shareholder, in exchange for cancellation of related party interest payable in the amount of $612,697 and debt payable to JLM Strategic Investments, LP in the amount of $287,303.

On May 27, 2016, Jilpetco entered into loan agreements (the “May 2016 Notes”) with Tony Alford, Robert Bories, Robert Manning, Petro Pro Ltd., and Reese Pinney. Messrs. Alford, Manning are members of the Board of Directors and Miesner is Chairman. Messrs. Bories and Pinney are officers of the Company. The aggregate principal amount of the notes was $230,000.

The notes were scheduled to mature on November 23, 2016 and bore interest at the rate of 8% per annum and included a participation fee of $23,000 equal to 10% of the principal amount of the loans. On August 15, 2016, the loan agreements were modified to accept additional amounts from all the individual noteholders except Mr. Manning.

At November 23, 2016, the Noteholders have waived any event of default and have commenced discussion to extend or replace the loan with a new loan agreement (Note 18 – Subsequent Events). This was accounted for as a modification. On January 6, 2017, the Company paid 25% of the principal, being $57,500, paid the 10% note fee, being $23,000, and paid the accrued interest through November 23, 2016, being $ 8,035, for a grand total of payments being $88,536.

On May 31, 2017, the noteholders of note payable, related parties agreed to extend the maturity date of the Notes to December 31, 2017. As consideration for the change in terms, the Company issued to the noteholders an aggregate 460,000 shares of the Company’s common stock with a fair value of $105,800 based on the closing share price of $0.23.

On July 21, 2017, Amazing Energy Oil and Gas Co entered into additional loan agreements (the “July 2017 Notes”) with Robert Bories, Robert Manning, Petro Pro Ltd., Rolf Berg, and James R. Parker. Messrs. Mr. Manning, and Mr. Berg, are members of the Board of Directors. Mr. Miesner is Chairman of the Board of Directors and an officer of the Company. Mr. Bories is an officer of the Company. Mr. Parker is a shareholder of the Company. The aggregate principal amount of the notes was $225,000. The notes bear interest at a rate of 8% per annum and included a participation fee of $22,500 equal to 10% of the principal amounts of the loans.

The director notes and related interest payable were paid in full in December 15, 2017 and January 2, 2018.

On October 3, 2017, Amazing Energy LLC entered into a Purchase and Sale Agreement with both Gulf South Energy Partners 2014, LP and Gulf South Energy Partners 2015A, LP to sell a total of 10% Working Interest in the WWJD C Wells which include the WWJD C1, C2, C3 and C4 for a total of $120,000. Mr. Reese Pinney serves as President of Jilpetco Inc. and also serves as COO for Amazing Energy Oil and Gas, Co. Mr. Pinney also serves as the CEO of Gulf South Holding, Inc. (GSH) which is the Managing General Partner of each of the following partnerships: Gulf South Energy Partners 2012A, LP, Gulf South Energy Partners 2013, LP, Gulf South Energy Partners 2014, LP, and Gulf South Energy Partners 2015A, LP (collectively GSEP).

On November 23, 2017, Amazing Energy LLC entered into a Purchase and Sale Agreement with both Gulf South Energy Partners 2014, LP and Gulf South Energy Partners 2015A, LP to sell a total of 1% Working Interest in the WWJD C Wells which include the WWJD C1, C2, C3 and C4 for a total of $3,260. Mr. Reese Pinney serves as President of Jilpetco Inc. and also serves as COO for Amazing Energy Oil and Gas, Co. Mr. Pinney also serves as the CEO of Gulf South Holding, Inc. (GSH) which is the Managing General Partner of each of the following partnerships: Gulf South Energy Partners 2012A, LP, Gulf South Energy Partners 2013, LP, Gulf South Energy Partners 2014, LP, and Gulf South Energy Partners 2015A, LP (collectively GSEP).

On November 23, 2017, Amazing Energy LLC entered into a Purchase and Sale Agreement with Gulf South Energy Partners 2012A, LP, Gulf South Energy Partners 2013, LP, Gulf South Energy Partners 2014, LP and Gulf South Energy Partners 2015A, LP to sell a total of approximately 59.26% Working Interest in the WWJD 7, 10 and 21 for a total of $533,335. Mr. Reese Pinney serves as President of Jilpetco Inc. and serves as COO for Amazing Energy Oil and Gas, Co. Mr. Pinney also serves as the CEO of Gulf South Holding, Inc. (GSH) which is the Managing General Partner of each of the following partnerships: Gulf South Energy Partners 2012A, LP, Gulf South Energy Partners 2013, LP, Gulf South Energy Partners 2014, LP, and Gulf South Energy Partners 2015A, LP (collectively GSEP).

During the year ended July 31, 2017, the Company sold an 11% working interest in four wells and a 60% working interest in three wells for a total of $656,596 in cash to Gulf South Energy Partners, a related entity controlled by Robert Bories, who served as Treasurer of the Company at the time. The sale of working interests in seven wells resulted in a reduction in oil and gas properties of $656,596 for the year ended July 31, 2017.

Tony Alford, Bob Manning, Rolf Berg, Ed Devereaux and Kurt Koeppler are independent members of the board of directors as defined by NASDAQ Marketplace Rule 4200 (a)(15). “Independent director” means a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In determining the matter of independence, these directors had no transactions, relationships, or arrangements with the Company that would prohibit them from being independent directors.

In determining the matter of director independence, the following independence criteria were utilized:

1)
A director who is, or at any time during the past three (3) years was, employed by the Company or by any parent or subsidiary of the Company;

2)
A director who accepted or who has a family member who accepted any compensation from the Company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

a)
compensation for board or board committee service;
b)
compensation paid to a Family Member who is an employee (other than an executive officer) of the company; or
c)
benefits under a tax-qualified retirement plan, or non-discretionary compensation;
d)
Other relationships include:
e)
a director who is a family member of an individual who is, or at any time during the past three (3) years was, employed by the Company as an executive officer, or a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (a) payments arising solely from investments in the Company’s securities; or (b) payments under non-discretionary charitable contribution matching programs.
f)
a director of the Company who is, or has a family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or
g)
a director who is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the company’s audit at any time during any of the past three (3) years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 31, 2018, regarding the ownership of our Common Stock by:

● Each person who is known by us to own more than 5% of our shares of common stock;
● Each of our named executive officers and directors; and
● All of our executive officers and directors as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 83,872,932 shares of common stock; 9,000 shares of Series A Preferred Stock, and, 50,000 shares of Series B Preferred Stock outstanding as of July 31, 2018 and voting power of 83,872,932 votes. Each share of common stock has one (1) vote. Each share of Series A Preferred Stock normally has 10,000 votes and votes on all matters submitted to the common shareholders for a vote of the common shareholders. However, on September 10, 2018 the Company and the sole holder of Series A Preferred Stock agreed that no shares of Series A Preferred Stock would vote on any matter submitted to shareholders prior to January 1, 2019 except for matters resulting in a change of control of the Company. The shares of Series B Preferred Stock have no voting rights.

For the purposes of the information provided below, beneficial ownership is determined in accordance with the rules of the SEC, and for each person includes shares that person has the right to acquire within sixty (60) days following July 31, 2018, subject to options, warrants or similar instruments.

The Common Stock votes with the Series A Preferred Stock on all matters submitted to shareholders. However, on September 10, 2018 the sole holder of Series A Preferred Stock, Jed Meisner, and the Company agreed to material modifications of the rights associated with the Series A Preferred Stock. Mr. Meisner and the Company agreed that until January 1, 2019 Mr. Meisner will not exercise the voting power attributable to the Series A Preferred Stock on any matters submitted to the shareholders for a vote with the exception of matters related to a change of control of the Company or a disposition of substantially all of the Company’s assets.

Name and Address of Beneficial Owner	Total number of shares beneficially owned		Pct of Class
Jed Miesner (1) Amarillo, TX Director	107,483,015	(1)(2)(3)(4)	60.9%	(5)
Tony Alford (13) Amarillo, TX Director and Chairman	1,687,393		2.0%	(6)
Bob Manning (14) Amarillo, TX Director	646,568		0.8%	(7)
Darrell Carey Amarillo, TX Director	207,604		0.2%	(8)
Willard McAndrew Amarillo, TX Principal Executive Officer and Director	7,000,000		7.7%	(9)
Rolf Berg Menomonee Falls, WI Director	4,372,138		5.2%	(10)
Kurt Koeppler Menomonee Falls, WI Director	2,797,920		3.3%	(11)
Edward Devereaux Corinth, TX Director	185,000		0.2%	(12)

All Directors and Executive Officers as a Group	124,379,638		67.4%	(13)

Other entities that control over 5% of common stock	Total number of shares beneficially owned	Pct of Class
The National Christian Charitable Foundation	15,053,617	17.9%

TOTAL

(1)
The nature of Jed Miesner's indirect beneficial ownership is due to Mr. Meisner being the natural person with voting and dispositive control over Petro Pro Ltd and JLM Strategic Investments LP. Mr. Miesner also has indirect beneficial ownership in Cornerstone Fidelity Capital, LLC.

(2)	Includes 359,448 common shares held directly by Jed Miesner (Direct ownership)

(3)	Includes 14,523,567 common shares held indirectly by Jed Miesner (Indirect ownership) Petro Pro = 376,688; JLM Strategic = 13,694,168; Cornerstone Fidelity Capital = 452,731

(4)	Direct beneficial ownership = 359,448 common shares + 2,600,000 exercisable stock options + 90,000,000 convertible preferred stock = 92,959,448
Indirect beneficial ownership = 14,473,567 common shares
Total beneficial ownership = 92,959,448 Direct + 14,473,567 Indirect = 107,433,015

(5)
Miesner: Shares Beneficially owned (Common shares owned + Stock options + Common stock equivalent-preferred stock) divided by (Current common shares outstanding common shares owned + Stock options + Common stock equivalent-preferred stock) = (14,883,015 common shares + +2,600,000 exercisable common stock options +90,000,000 common stock equivalents-preferred stock) divided by (83,975,232 +2,600,000+90,000,000) = (107,884,015/176,575,232) = 60.9%

(6)
Alford: Shares Beneficially owned consisting of (Common shares owned + Common share purchase warrants) divided by (Current common shares outstanding +Common share purchase warrants) = (1,487,393 common shares+200,000 common share purchase warrants) divided by (83,975,232 shares currently outstanding+200,000 share purchase warrants) = (1,687,393/84,175,232) = 2.0%

(7)
Manning: Shares Beneficially owned consisting of (Common shares owned + Common share purchase warrants) divided by (Current common shares outstanding + Common share purchase warrants) = (421,568 common shares + 225,000 common share purchase warrants) divided by (83,975,232 shares currently outstanding+225,000 share purchase warrants) = (646,568/84,200,232) = 0.8%

(8)
Carey: Shares Beneficially owned consisting of (Common shares owned + Common share purchase warrants) divided by (Current common shares outstanding + Common share purchase warrants) = (57,604 common shares + 150,000 common share purchase warrants) divided by (83,975,232 shares currently outstanding+150,000 share purchase warrants) = (207,604/84,124,232) = 0.2%

(9)
McAndrew: Shares Beneficially owned consisting of (Common shares owned + Common stock options) divided by (Current common shares outstanding + Common stock options) = (0 common shares + 7,000,000 exercisable common stock options) divided by (83,975,232 shares currently outstanding +7,000,000 exercisable common stock options) = (7,000,000/90,975,232) =7.7%

(10)
Berg: Shares Beneficially owned consisting of (Common shares owned + Common share purchase warrants) divided by (Current common shares outstanding + Common share purchase warrants) = (4,122,138 common shares + 250,000 common stock warrants) divided by (83,975,232 shares currently outstanding +250,000 common stock purchase warrants) = (4,372,138/84,225,232) =5.2%

(11)
Koeppler: Shares Beneficially owned consisting of (Common shares owned) divided by (Current common shares outstanding) = (2,797,920 common shares) divided by (83,975,232 shares currently outstanding) = (2,797,920/83,975,232) = 3.3%

(12)
Devereaux: Shares Beneficially owned consisting of (Common shares owned + Common share purchase warrants) divided by (Current common shares outstanding + Common share purchase warrants) = (110,000 common shares + 75,000 common stock warrants) divided by (83,975,232 shares currently outstanding +75,000 common stock purchase warrants) = (185,000/84,050,232) =0.2%

(13)
AlfordTotal Officers and Directors: Shares Beneficially owned consisting of (Common shares owned + Common stock options + Common share purchase warrants) divided by (Current common shares outstanding + Common stock options + Common share purchase warrants + Common stock equivalent – preferred stock) = (23,897,638 common shares + 9,600,000 exercisable common stock options + 900,000 common share purchase warrants + 90,000,000 common stock equivalent-preferred stock) divided by (83,975,232 shares currently outstanding +9,600,000 exercisable common stock options plus 900,000 common share purchase warrants + 90,000,000 common stock equivalent-preferred stock) = (124,379,638/184,475,232) =67.4%

There are no arrangements known to the Company, the operation of which may at a subsequent time result in the change of control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan

Plan Category	Number of securities issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	0	0	0

Equity compensation plans not approved by security holders	0	0	0

Total	0	0	0

In February 2017, the Board of Directors adopted and approved the 2017 Stock Option Plan as it relates to 10,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), to be offered and sold to accounts of eligible persons of the Company under the Plan. The 2017 Plan, by its terms, required the approval of a majority vote of the shareholders within 12 months of the adoption of the 2017 Plan. The 2017 Plan was not approved by a majority vote of the shareholders of the Company and therefore is now void. No options were issued pursuant to the 2017 Plan.

PROPOSAL 2 – RATIFICATION OF DECORIA, MAICHEL & TEAGUE, P.S.
AS OUR INDEPENDENT AUDITOR FOR 2019

The Audit Committee has selected DeCoria, Maichel & Teague, P.S. independent auditor for fiscal year ending July 31, 2019, and the Board asks shareholders to ratify that selection. The Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of DeCoria, Maichel & Teague, P.S. for ratification by shareholders as a matter of good corporate practice. The Board considers the selection of DeCoria, Maichel & Teague, P.S. as our independent auditor for fiscal year ending July 31, 2019 to be in the best interests of Amazing Energy Oil and Gas, Co. and its shareholders.

The affirmative vote of holders of a majority of the voting power cast in person or by proxy at the meeting is required to approve the ratification of the selection of DeCoria, Maichel & Teague, P.S. independent auditor for the current fiscal year. If a majority of shareholders does not ratify the selection of DeCoria, Maichel & Teague, P.S. the Audit Committee will consider the result a recommendation to consider selection of a different firm.

PROPOSAL 3 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company believes that the compensation policies for our named executive officers (which include Mr. McAndrew and Mr. Dobbins,) are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of our stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote” gives you as a stockholder the opportunity to approve or not approve the compensation of our named executive officers that is disclosed in this Proxy Statement. This advisory stockholder vote occurs every year and will next occur at our annual meeting of stockholders to be held in 2019. This vote is not intended to address any specific item of executive compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company asks that you indicate your support for our executive compensation policies and practices as described in this Proxy Statement by voting “FOR” the following resolution:

RESOLVED that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s 2018 Proxy Statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the compensation tables, narrative disclosure and other related tables and disclosure.

Since this say-on-pay vote is advisory, it will not be binding on the Board. However, the Board values the opinions of our stockholders and will review the voting results and take them into consideration when making future decisions regarding executive compensation. The affirmative vote of the holders of a majority of the Shares represented in person or by proxy entitled to vote on the proposal will be required for approval.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS

Any proposal which a Stockholder wishes to include in the proxy statement and proxy relating to the 2018 annual meeting of stockholders must be received by the Company on or before November 14, 2018. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 under the Exchange Act and all other applicable requirements.

Stockholders wishing to bring any other item before the 2018 annual meeting, other than in accordance with the process of Rule 14a-8 under the Exchange Act, must submit written notice of such proposal to the Company no later than November 14, 2018. If the Company receives notice of a stockholder proposal after November 14, 2018, such notice will be considered untimely and the Company’s management will have discretionary authority to vote proxies received with respect to such proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING

The Proxy Statement and the Company’s Form 10-K and all subsequent reports filed with the SEC are available on the Company’s website at www.amazingenergy.com.

Information on how to obtain directions to be able to attend the Annual Meeting and vote in person are available by contacting to the Company’s President and CEO, Willard McAndrew, III at Amazing Energy Oil and Gas, Co., 5700 W. Plano Parkway, Suite 3600, Plan, TX 75093, Telephone (972) 233-1244.

The Company makes available, free of charge, the Proxy Statement, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after these documents are electronically filed with, or furnished to, the SEC., to stockholders upon written request to Will McAndrew, President/CEO, Amazing Energy Oil and Gas, Co., 5700 W. Plano Parkway, Suite 3600, Plan, TX 75093.

DUPLICATE ANNUAL REPORT AND PROXY STATEMENT

If you are a stockholder of record and share an address with another stockholder and have received only one copy of the Proxy Statement, you may write or call the Company to request a separate copy of these materials at no cost to you. In addition, if you are a stockholder of record and share an address with another stockholder and have received multiple copies of the Proxy Statement, you may write or call the Company to request delivery of a single copy of such materials in the future. You may write to the Company at Amazing Energy Oil and Gas, Co., 5700 W. Plano Parkway, Suite 3600, Plan, TX 75093.

OTHER MATTERS

As of the date of this Proxy Statement, management has not been notified of any stockholder proposals intended to be raised at the Annual Meeting outside of the Company’s proxy solicitation process nor does it know of any other matters, which will be presented for consideration at the Annual Meeting. However, if any other stockholder proposals or other business should come before the Annual Meeting, the persons named in the enclosed Proxy (or their substitutes) will have discretionary authority to take such action as is in accordance with their best judgment.

MISCELLANEOUS

The Company will pay all solicitation expenses in connection with this Proxy Statement and related Company proxy soliciting material, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in the Company’s solicitation of proxies. Proxies are being solicited through the mail. Certain executive officers and other employees of the Company, on behalf of the Company and without additional compensation, may also solicit proxies personally, by telephone or other electronic means.

/s/ Will McAndrew III
Will McAndrew III
Chief Executive Officer
November 15, 2018

PROXY
AMAZING ENERGY OIL AND GAS, CO.

THERE ARE THREE WAYS TO VOTE: BY INTERNET, TELEPHONE OR MAIL
Internet and telephone voting is available 24 hours a day, seven days a week through December 12, 2018, at 8:00 am Central Time.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET (EMAIL)	TELEPHONE	MAIL
www.iproxydirect.com/AMAZ	1-866-752-8683	Amazing Energy Oil and Gas, Co. 5700 W. Plano Parkway Suite 3600 Plano, TX 75093

Please Vote, Sign, Date and Return Promptly

DETACH PROXY CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED (PROPOSAL 1) AND FOR PROPOSALS 2 AND 3.

PROPOSAL 1 — To elect Jed Miesner, 01. Tony Alford, 02. Robert Manning, 03. Will McAndrew III, 04. Edward Devereaux, 05. Rolf H. Berg, 06, Kurt Koeppler, 07

FOR ALL	WITHHOLD FROM ALL	FOR ALL, WITH EXCEPTIONS
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual Nominee(s) mark the "FOR ALL, WITH EXCEPTIONS" box and write the number of the excepted nominee(s) in the space to the right hereof

PROPOSAL 2 —	FOR	AGAINST	ABSTAIN
Ratify DeCoria, Maichel & Teague, P.S. as our independent auditor.	☐	☐	☐

PROPOSAL 3 —	FOR	AGAINST	ABSTAIN
Approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the enclosed proxy statement.	☐	☐	☐

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Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

☐	Please indicate by marking this box if you also intend to attend the 2018 Annual Meeting of Stockholders.

I hereby appoint _________________________as my proxy to vote my shares in accordance with my instructions herein.

Dated:	, 2018

Signature:

Title or Authority:

Signature (if held jointly):

PLEASE SIGN, DATE AND RETURN THIS PROXY BY SCANNING AND EMAILING IT TO: anna@amazingenergy.com.

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